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                                                                  Execution Copy

                           FIFTH AMENDMENT AND WAIVER


                  FIFTH AMENDMENT AND WAIVER, dated as of February 15, 2001 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Twinlab Corporation, a Delaware corporation ("Holdings"), Twin Laboratories Inc., a Utah corporation (the "Borrower"), the several banks and other financial institutions parties to the Credit Agreement (the "Lenders"), The Bank of New York, as co-agent for the Lenders thereunder (in such capacity, the "Co-Agent"), and The Chase Manhattan Bank, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement and waive certain covenants and defaults arising from the Borrower's failure to comply with certain covenants;

                  WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments and waivers on the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

                  2. Amendment to Subsection 1.1 (Definitions). Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting "February 15, 2001" where it appears in the definition of "Amendment Period" in such subsection and
(ii) inserting, in lieu thereof, "March 30, 2001".

                  3. Certain Agreements. (a) The Borrower, the Administrative Agent and the Lenders acknowledge and agree that, during the Amendment Period, the Lenders shall make Extensions of Credit only to the extent that such Extensions of Credit do not exceed the lesser of (i) the Borrowing Base and (ii) $47,000,000.

                  (b) The Borrower hereby acknowledges and agrees that, during the Amendment Period, the Borrower shall not, and shall not permit any of its Subsidiaries to, make any Restricted Payments on any class of the Capital Stock of the Borrower (other than as permitted under subsections 7.7(a), (b) and (c) of the Credit Agreement) or make any optional payment or prepayment or redemption, defeasance or purchase of any Senior Subordinated Notes or any other Subordinated Indebtedness (if any) of the Borrower.
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                  (c) The Borrower hereby acknowledges and agrees that, during the Amendment Period, the Borrower shall not, and shall not permit any of its Subsidiaries to, make any Permitted Acquisitions.

                  (d) The Borrower hereby agrees to keep the Administrative Agent and the Lenders informed of the progress of the status of the Borrower's discussions concerning entering into an alternative credit facility that will replace the Credit Agreement, including, without limitation, prompt notice of the receipt and execution of any commitment letter, the completion by the relevant lender of its due diligence and collateral audit review, and the setting of any closing date, or, as the case may be, the decision by the Borrower or any new lender not to pursue such alternative credit facility.

                  (e) The Borrower hereby agrees (i) to deliver to the Administrative Agent, with a copy for each Lender, a revised, detailed budget for 2001, promptly, but in any event, no later than ten Business Days after the Amendment Effective Date and (ii) to use reasonable best efforts (A) to obtain copies of all recent appraisals of real or other property of the Borrower and its Subsidiaries (including any appraisals undertaken in connection with the Borrower's discussions concerning entering into an alternative credit facility that will replace the Credit Agreement), (B) to receive permission, if necessary, to deliver such appraisals to the Administrative Agent and, if such permission is obtained, to deliver such appraisals to the Administrative Agent promptly, but in any event, no later than three Business Days after receipt thereof.

                  (f) Failure to comply with the agreement contained in paragraph (a) of this Section 3 shall constitute an Event of Default under
Section 10(a) of the Credit Agreement and failure to comply with the agreements contained in paragraphs (b) and/or (c) of this Section 3 shall constitute an Event of Default under Section 10(c) of the Credit Agreement. Failure to comply with the agreements contained in paragraphs (d) and/or (e) of this Section 3 shall constitute an Event of Default, if such default shall continue unremedied for a period of five Business Days.

                  4. Waivers. (a) For the Amendment Period, the Administrative Agent and the Lenders hereby waive (i) the Borrower's non-compliance with the provisions of subsections 6.1, 6.2, 6.6 and 6.7 of the Credit Agreement, solely insofar as such non-compliance relates to the Borrower's failure to deliver financial statements in accordance with GAAP in respect of its 1998 and 1999 fiscal years and of periods included in its 1998, 1999 and 2000 fiscal years through and including September 30, 2000, and (ii) the Borrower's non-compliance with the financial covenants contained in subsection 7.1(a) and 7.1(b) of the Credit Agreement, solely insofar as such non-compliance relates to its 1998 and 1999 fiscal years and to fiscal quarters in its 1998, 1999 and 2000 fiscal years through and including the fiscal quarter ended September 30, 2000, but in each case only to the extent such non-compliance arises out of or relates to (A) the Inventory adjustments disclosed in Holdings' Report on Form 10-Q filed for the fiscal quarter ended September 30, 2000 and (B) the adjustments disclosed in the preliminary results for the fourth quarter ended December 31, 2000 distributed to the Administrative Agent and the Lenders by the date hereof.
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                  (b) For the Amendment Period, and in respect of the fiscal year ended December 31, 2000 and the fiscal quarter ended December 31, 2000, the Administrative Agent and the Lenders hereby waive the Borrower's non-compliance with the financial covenants contained in subsection 7.1(a) and 7.1(b) of the Credit Agreement, provided that the results for the fourth quarter ended December 31, 2000 are not materially adverse from the preliminary results for the fourth quarter ended December 31, 2000 distributed to the Administrative Agent and the Lenders by the date hereof.

                  (c) For the Amendment Period, the Administrative Agent and the Lenders hereby waive any breach by the Borrower of any representation or warranty made or deemed to be made by it pursuant to subsection 5.2 of the Credit Agreement, solely insofar as such breach arises out of the matters described in clauses (i) and (ii) of Section 4(a) of this Amendment.

                  (d) The Administrative Agent and the Lenders hereby agree that the waivers contained in this Section 4 shall have effect for the Amendment Period for purposes of Sections 10(b), (c) and (d) of the Credit Agreement.

                  5. Additional Agreement. The Borrower agrees that, if requested by the Administrative Agent, the Borrower shall retain a consultant or advisor (reasonably acceptable to the Administrative Agent and the Borrower) to provide financial and other management assistance to the Borrower.

                  6. Conditions to Effectiveness. This Amendment shall be effective on the date (the "Amendment Effective Date") that (a) the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings, the Administrative Agent, the Required Lenders and the Grantors under the Guarantee and Collateral Agreement; (b) the Administrative Agent shall have received, for the account of each Lender which executes and delivers this Amendment, an amendment fee in the amount equal to the product of (i) 0.25% and (ii) such Lender's Commitment; (c) all other reasonable costs and expenses payable, including the fees and disbursements of counsel to the Administrative Agent, shall have been paid; and (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

                  7. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower and Holdings hereby represent and warrant to the Administrative Agent and the Lenders that the representations and warranties of the Borrower and Holdings contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the "Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

                  8. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents
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prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  9. Counterparts. This Amendment may be executed by the parties to this Amendment on any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to be one and the same instrument.

                  10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and Holdings and their respective successors and assigns, and upon the Administrative Agent and the Lenders and their successors and assigns.

                  11. Continuing Effect. Except as expressly amended hereby, the Credit Agreement as amended by this Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower and Holdings that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

                  12. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                                  (End of Page)
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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                  TWINLAB CORPORATION


                                  By:_________________________
                                  Name:
                                  Title:




                                  TWIN LABORATORIES INC.


                                  By:_________________________
                                  Name:
                                  Title:




                                  THE CHASE MANHATTAN BANK as
                                  Administrative Agent, Issuing Bank, Swing Line Lender and as a Lender


                                  By:_________________________
                                  Name:
                                  Title:
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                                  THE BANK OF NEW YORK,
                                  as Co-Agent and as a Lender


                                  By:_________________________
                                  Name:
                                  Title:




                                  FLEETBOSTON,
                                  as a Lender


                                  By:_________________________
                                  Name:
                                  Title:




                                  DRESDNER BANK AG, NEW YORK BRANCH
                                  AND GRAND CAYMAN BRANCH,
                                  as a Lender


                                  By:_________________________
                                  Name:
                                  Title:


                                  By:_________________________
                                  Name:
                                  Title:



                                  U.S. BANK NATIONAL ASSOCIATION,
                                  as a Lender


                                  By:_________________________
                                  Name:
                                  Title:
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                                  EUROPEAN AMERICAN BANK,
                                  as a Lender


                                  By:_________________________
                                  Title:




                                  ERSTE BANK DER OESTERREICHISCHEN
                                  SPARKASSEN AG, GRAND CAYMAN ISLAND
                                  BRANCH, as a Lender


                                  By:_________________________
                                  Name:
                                  Title:




                                  ZIONS FIRST NATIONAL BANK,
                                  as a Lender


                                  By:_________________________
                                  Name:
                                  Title:
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                                  ADVANCED RESEARCH PRESS, INC.,
                                  as a Grantor


                                  By:_________________________
                                  Name:
                                  Title:

                                  BRONSON LABORATORIES, INC.,
                                  as a Grantor


                                  By:_________________________
                                  Name:
                                  Title:

                                  CHANGES INTERNATIONAL, INC.,
                                  as a Grantor


                                  By:_________________________
                                  Name:
                                  Title:

                                  HEALTH FACTORS INTERNATIONAL, INC.
                                  as a Grantor


                                  By:_________________________
                                  Name:
                                  Title:

                                  PR NUTRITION, INC.,
                                  as a Grantor


                                  By:_________________________
                                  Name:
                                  Title: